UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 22, 2008

Unum Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11294	62-1598430
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of Principal Executive Offices, including Zip Code)

(423) 294-1011

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2008 Annual Meeting of Stockholders held on May 22, 2008, the stockholders of Unum Group (the “Company”) approved the Unum Group Management Incentive Compensation Plan of 2008 (the “Plan”). The Company’s Board of Directors (the “Board of Directors”) had previously adopted the Plan on February 21, 2008, subject to stockholder approval. A description of the terms and conditions of the Plan is set forth below. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the Plan is contained on pages 74 through 76 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2008.

The purpose of the Plan is to motivate participants to perform in a way that will enable the Company to reach or exceed its goals. The Plan is a cash-based annual incentive plan, consisting of two subparts: (i) the Executive Officer Incentive Plan, under which incentive awards to designated executive officers are based upon the achievement of objectively determinable corporate performance goals measured over a period of up to 12 months; and (ii) the Employee Incentive Plan, under which incentive awards to employees or officers who are not participants in the Executive Officer Incentive Plan are based upon the achievement of corporate and/or individual performance goals measured over a period of up to 12 months. Awards under the Executive Officer Incentive Plan are intended to be compliant with the requirements of Section 162(m) of the Internal Revenue Code (the “Code”) and fully deductible by the Company.

The Plan is administered by the Human Capital Committee (the “Committee”) of the Board of Directors, which has the authority and discretion to make all decisions and determinations that may be required under the Plan or as it deems necessary or advisable to administer the Plan. The Committee may expressly delegate to the Chief Executive Officer or the Chair of the Committee some or all of the Committee’s authority to take certain actions with respect to the Employee Incentive Plan, pursuant to guidelines approved by the Committee. The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, but no amendment that requires stockholder approval in order for the Executive Officer Incentive Plan to continue to comply with the performance-based compensation exemption from Section 162(m) of the Code will be effective unless it is approved by the Committee and the requisite vote of the stockholders of the Company.

The Committee may not increase the maximum amount payable to any individual as established under the Plan or with respect to an incentive award, but retains the discretionary authority to reduce the amount. The Plan establishes a threshold criteria of two times the after-tax amount required to cover interest on corporate debt and stockholder dividends for the prior fiscal year ending on December 31 (for this purpose, operating earnings includes both GAAP and statutory operating income from the Company’s subsidiaries which is available to the holding company) to permit any awards to be made under the Plan. The Committee may establish other factors to take into consideration in implementing its discretion, including, but not limited to, corporate or business unit performance against budgeted financial goals (e.g., operating income or revenue), achievement of non-financial goals, economic and relative performance considerations and assessments of individual performance. The Committee also may adjust any performance goals during or after a plan year to mitigate the unbudgeted impact of unusual or non-recurring gains and losses, accounting changes, acquisitions, divestitures or “extraordinary items” within the meaning of generally accepted accounting principles and that were not foreseen at the time such performance goals were established; provided that such adjustments would not, in the reasonable judgment of the Committee, prevent the award from qualifying for the “performance-based” exemption from Section 162(m) of the Code.

The Committee may designate any officer or employee, or any category of employees, of the Company or its subsidiaries for participation in the Employee Incentive Plan for a given year, but no person may participate in both the Executive Officer Incentive Plan and the Employee Incentive Plan in the same year. Incentive awards payable under the Employee Incentive Plan will be subject to the deduction limits imposed under Section 162(m) of the Code, to the extent applicable. Awards under the Employee Incentive Plan are based on an individual’s contribution to the business of the Company, as determined by the Committee, which contribution may be assessed on subjective as well as objective measures. Performance goals may, but need not, be the same as the performance goals under the Executive Officer Incentive Plan, and may be different for different participants within the Employee Incentive Plan. The Committee may choose to increase or decrease an award under the Employee Incentive Plan, regardless of the attainment a performance goal. Participation in the Plan is limited to employees of the Company and its subsidiaries at job levels approved by the Committee. Actual awards under the Plan will depend on whether and to what degree performance goals are met.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 22, 2008, the Board of Directors, acting upon the recommendation of the Governance Committee, adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective on that date. Set forth below is a description of the amendments. Such description is qualified in its entirety by reference to the full text of the Bylaws, as so amended, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 3 of Article II has been amended to clarify that only the business brought before a special meeting of stockholders pursuant to the Company’s notice of meeting may be conducted at the meeting.

Section 6 of Article II and Section 2 of Article III have each been amended to advance the time period for timely submission by a stockholder of notice of business to be brought before an annual meeting or a nomination for election to the Board of Directors. Such notices must be delivered to, or mailed and received at, the principal executive offices of the Company not later than the close of business on the 75th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting of stockholders. Previously, such notices were required not less than 60 nor more than 90 days prior to the date of the meeting to which the notice pertained. These provisions have also been amended to provide that if the date of the annual meeting is more than 30 days before or more than 70 days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 75th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Previously, if less than 75 days’ notice or prior public disclosure of the date of the annual meeting was given or made to stockholders, such stockholder notices would have been timely if received not later than the close of business on the 15th day following the day on which notice of the date of the annual meeting was mailed or such public disclosure was first made. In addition, these provisions have been amended to state that public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of any such stockholder’s notice.

Section 6 of Article II has also been amended to expand and clarify the information required to be set forth in a stockholder’s notice of business to be brought before an annual meeting to include (i) the language of any proposed amendment to the Bylaws, (ii) the name and address of record of any “stockholder associated person” on whose behalf the proposal is made, (iii) the class and number of shares of the Company which are owned beneficially or of record by the stockholder and any stockholder associated person, including with the notice documentary evidence of any such record and beneficial ownership, (iv) any material interest, including but not limited to any direct or indirect financial interest, of the stockholder and any stockholder associated person in such business, (v) any derivative positions held or beneficially held by the stockholder and any stockholder associated person, and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short positions or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss to or manage risk of stock price changes for, or to increase the voting power of, such stockholder or stockholder associated person with respect to any share of stock of the Company, and (vi) a representation whether the stockholder or stockholder associated person intends or is part of a group which intends to (a) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal and/or (b) otherwise to solicit proxies from the stockholders in support of such proposal. In addition, this provision has been amended to require, unless otherwise required by law, that the stockholder or a “qualified representative of the stockholder” (who must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and who must produce such writing or electronic transmission, or a reliable reproduction of such writing or electronic transmission, at the annual meeting of stockholders) appear at the annual meeting of stockholders to present the proposed business in order for such business to be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. This provision was also amended to define a “stockholder associated person” as (1) any person controlling, directly or indirectly, or acting in concert with such stockholder, (2) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder, and (3) any person controlling, controlled by or under common control with such stockholder associated person.

Similarly, Section 2 of Article III has been amended to expand and clarify the information required to be set forth in a stockholder’s notice of a nomination for election to the Board of Directors to include (i) the written consent of any such nominee to being named in the proxy statement as a nominee and to serving as a director if elected, (ii) the name and address of record of any stockholder associated person (defined in this provision as in Section 6 of Article II) on whose behalf the nomination is made, and the name and address of record of any person that owns and controls, directly or indirectly, 10% or more of any class of securities or interests in such stockholder associated person, (iii) the information set forth in clauses (iii), (v) and (vi) of the paragraph above. In addition, this provision has been amended to state (a) that if the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, notice by a stockholder entitled to vote at such election of any nominees for election to such positions must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 75th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, and (b) that public announcement of an adjournment or postponement of a special meeting will not commence a new time period (or extend any time period) for the giving of any such stockholder’s notice. This provision has also been amended to require, unless otherwise required by law, that the stockholder or a qualified representative of the stockholder (defined in this provision as in Section 6 of Article II) appear at the annual or special meeting of stockholders to present a director nomination in order for such nomination to be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company.

Section 5 of Article III has been amended to provide that notices of meetings of the Board of Directors must be given to each director either by mail not less than 48 hours before the date of the meeting, by telephone, telegram or by other means of electronic transmission on 24 hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Previously, this provision required that such notices be given by mail not less than 48 hours before the date of the meeting, by telephone or telegram.

Similarly, Section 1 of Article VI has been amended to permit any written notice required by law or the Company’s Restated Certificate of Incorporation or the Bylaws to be given by any means of electronic transmission, provided notice by such means is given in accordance with Section 232 (or any successor thereto) of the General Corporation Law of the State of Delaware. This provision has also been amended to specify that any notice given to stockholders by the Company will, except as prohibited by applicable law, be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given, in which case any such consent will be revocable by the stockholder by written notice to the Company, and any stockholder who fails to object in writing to the Company within 60 days of having been giving such notice of the Company’s intent to send such a single notice will be deemed to have consented to receiving such single written notice.

Lastly, various sections of Article VIII have been amended to delete the required indemnification of directors, officers or employees of Union Mutual Life Insurance Company, a predecessor to the Company which no longer exists, and related references thereto. Certain indemnification and insurance provisions have also been amended to clarify that they also extend to each person who, while a director, officer or employee of the Company, is or was serving at the request of the Company as a director, officer, employee or trustee of other entities or enterprises.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

3.2	Amended and Restated Bylaws of Unum Group (as amended through May 22, 2008).

10.1	Unum Group Management Incentive Compensation Plan of 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 29, 2008	UNUM GROUP

	By:	/s/ Susan N. Roth
Susan N. Roth, Vice President, Transactions,
SEC and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Unum Group (as amended through May 22, 2008).

10.1	Unum Group Management Incentive Compensation Plan of 2008.